Exhibit 99.2

Second Quarter 2010 Results Information Package August 5, 2010

Safe Harbor Statement Certain statements contained in this presentation regarding Dex One Corporation’s (the “Company”) future operating results, performance, business plans, prospects, guidance and any other statements not constituting historical fact are “forward-looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995.  Where possible, the words “believe,” “expect,” “anticipate,” “intend,” “should,” “will,” “would,” “planned,” “estimated,” “potential,” “goal,” “outlook,” “may,” “predicts,” “could,” or the negative of such terms, or other comparable expressions, as they relate to Dex One Corporation or its management, have been used to identify such forward-looking statements.  All forward-looking statements reflect only Dex One Corporation’s current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to Dex One Corporation.  Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause Dex One Corporation’s actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements.Factors that could cause actual results to differ materially from current expectations include risks and other factors described in Dex One Corporation’s publicly available reports filed with the SEC, which contain a discussion of various factors that may affect Dex One Corporation’s business or financial results.  Such risks and other factors, which in some instances are beyond Dex One Corporation’s control, include: our ability to hire a new CEO, changes in directory advertising spend and consumer usage; competition and other economic conditions; our ability to generate sufficient cash to service our debt; our ability to comply with the financial covenants contained in our debt agreements and the potential impact to operations and liquidity as a result of restrictive covenants in such debt agreements; our ability to refinance or restructure our debt on reasonable terms and conditions as might be necessary from time to time; increasing LIBOR rates; regulatory and judicial rulings; changes in the Company’s and the Company’s subsidiaries credit ratings; changes in accounting standards; adverse results from litigation, governmental investigations or tax related proceedings or audits; the effect of labor strikes, lock-outs and negotiations; successful realization of the expected benefits of acquisitions, divestitures and joint ventures; the continued enforceability of the commercial agreements with Qwest, CenturyLink and AT&T our reliance on third-party vendors for various services; and other events beyond our control that may result in unexpected adverse operating results. Dex One Corporation is not responsible for updating the information contained in this presentation beyond the published date, or for changes made to this document by wire services or Internet service providers.  This presentation is being furnished to the SEC through a Form 8-K. The Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2010 to be filed with the SEC may contain updates to the information included in this presentation.We reference non-GAAP financial measures in this presentation.  Please see the appendix for a reconciliation of non-GAAP measures to the most comparable GAAP measures.

Who We Are Marketing solutions for local businessesTrusted relationships with 500,000 businesses in 400 markets across the U.S.Highly-skilled, local marketing consultantsStrong brand, rich content, leading market share and growing online presence Provide local businesses personalized marketing consulting services and exposure across a broad network of local marketing products

Dex One Key Business Drivers Local businesses need help developing high impact, integrated marketing campaigns Marketing consultants provide simple, effective and affordable marketing solutions We deliver more consumers than other media in our marketsWe generate strong EBITDA and free cash flow feet on the street sustainable cash flow broadest reach simplify the complex marketing process

Year-Over-Year Change in Advertising Sales(1,2) Other Placeholder: Generated YoY and QoQ improvement in ad sales trends: +9 and +6 points, respectively Expect approx. 5 point improvement in trajectory of ad sales in 2010 vs. 2009  Advertising sales is a statistical measure and consists of sales of advertising in print directories distributed during the period and Internet-based products and services with respect to which such advertising first appeared publicly during the period.  It is important to distinguish advertising sales from net revenue, which is recognized under the deferral and amortization method The majority of ad sales published in a given quarter are sold during campaigns that occurred during the two prior quarters  -14%  -15%  -11%  -14% 0% -5% -10% -15% -20% -25% 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10E 4Q10E Outlook for YOY Change in Ad Sales YoY Change in Ad Sales

1) Advertising sales is a statistical measure and sales advertising in Internet-based 4 consists of of print directories distributed during the period and Internet products and services with respect to which such advertising first appeared publicly during the period. It is important to distinguish advertising sales from net revenue, which is recognized under the deferral and amortization method 2) The majority of ad sales published in a given quarter are sold during campaigns that occurred during the two prior quarters  Indices(1) Advertising Sales Indices Renewal, increase and 4% 5% 77% 81% 87% new all improved both QoQ and YoY Highest recurring sales 11% 10% 12% 3% New Increase rate (renewal + increase) in 6 quarters Highest new sales rate 63% 68% 70% Renewal Renewal = the aggregate marketing dollars spent by returning clients up to the levels in the previous year as a percent of total ad sales in the prior year Measures returning clients’ willingness to maintain their existing marketing programs in 7 quarters 2Q09 1Q10 2Q10 year. clients Increase = the aggregate marketing dollars spent by returning clients above the levels in the previous year as a percent of total ad sales in the prior year. Measures the ability to convince clients to either increase their marketing budget or increase Dex One’s share of their existing marketing budget New = the aggregate marketing dollars spent by clients who did not purchase marketing solutions or services from Dex One in the previous year as a percent of total ad sales in the prior year 5 y p p y Total = numbers greater than 100 indicate year over year ad sales growth and numbers less than 100 indicate year over year ad sales declines 1) The majority of ad sales published in a given quarter are sold during campaigns that occurred during the two prior quarters

Adjusted Revenue(1), Adjusted EBITDA(1) Expenses(1) And Adjusted Expenses 2Q10 adjusted revenue $ millions decline driven by ad sales trends in 2009 and 2010 $46mm of adjusted cost $280 $566 $469 $452 savings YoY(2), largely driven by favorable bad debt and additional impact from continued cost discipline $ $231 $212 49% 49% 47% Favorability in 1H10 combined adjusted EBITDA supports raising 2010 286 $238 $240 2Q09 1Q10 2Q10 (2) guidance Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures 1) Figures represent combined adjusted or adjusted amounts except for 2Q09 net revenue, which is GAAP. Adjusted and combined adjusted Adjusted EBITDA Adjusted Expenses 6 figures include the full quarter and exclude the impact of certain items such as impairment, fresh start accounting and reorganization expenses 2) 2Q09 adjusted EBITDA and expenses exclude the impact of a one-time gain realized in connection with the elimination of retiree health care and life insurance benefits. Including this benefit, adjusted EBITDA and adjusted EBITDA margin would have been $293 million and 52%, respectively

Bad Debt As A Percentage Of Net Revenue Stabilizing local 9% business conditions in addition to strong credit and collections controls and procedures have 7.6% 6 6% 6% helped to improve bad debt expense Expect a return to 6.2% 6.6% 4.6% 3% normal bad debt expense ranges in 2H10 ( 3% - 5%) 2.5% 0% ) 2Q09 3Q09 4Q09 1Q10 2Q10 Please appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP (1) (1) 7 see the non measures 1) 1Q10 and 2Q10 percentages based on adjusted and combined adjusted net revenue that includes the full quarter and excludes the impact of certain items such as fresh start accounting and reorganization items

Flow(1) Adjusted Free Cash Flow $ millions YoY decrease due to $164 $181 $140 lower adjusted EBITDA partially offset by lower cash interest paid and working capital QoQ decrease is driven by lower adjusted EBITDA(1) and higher cash interest paid Favorability in 1H10 combined adjusted free Please appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP 2Q09 1Q10 2Q10 cash flow supports raising 2010 guidance 8 see the non measures 1) 2Q10 and 2Q09 figures represent adjusted free cash flow and 1Q10 figure represents combined adjusted cash flow. These figures include the full quarter and exclude the impact of certain items such as fresh start accounting and reorganization expenses

Leverage Debt And R.H. Donnelley Inc.(1) $ 1,108 $ millions o e ey c , 08 Dex Media East, Inc.(1) $886 Dex Media West, Inc.(1) $787 Dex One Corporation $300 Less: consolidated cash $(122) C lid t d t d bt(1) $2 960 Consolidated net debt(2,960 Midpoint of 2010 guidance for combined adjusted EBITDA(2) $788 C lid t d l 3 8 Consolidated leverage 3.8x Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures. 1) Represents principal outstanding, which includes the fair value discount . These figures differ from GAAP balances 9 2) Excludes certain items, including impairment charges and items impacted by fresh start accounting and reorganization, and include full year results

Updating Full Year 2010 Guidance Prior Combined Adjusted Figures Current Ad sales decline YoY 14.5% to 15.5% 12% to 15% Guidance(1) / Statistical Measures Guidance Net revenue ($ billions) $1.8 $1.8 EBITDA ($ millions) $775 to $800 $750 f ($ ) $ $ Free cash flow millions) 500 to $ 525 450 appendix reconciliations of non-financial the EBITDA 10 Please see the for non GAAP measures to most comparable GAAP measures. 2010 revenue, and free cash flow represent combined adjusted figures that exclude certain items, including impairment charges and items impacted by fresh start accounting and reorganization, and include full year results 1) Most recently provided on May 6, 2010

Appendix

GAAP Reconciliations – Fresh Start And Other Adjustments The Company adopted fresh start accounting and reporting effective February 1, 2010, the Fresh Start Reporting Date. The financial statements as of the Fresh Start Reporting Date will report the results of Dex One with no beginning retained earnings or accumulated deficit. Any presentation of Dex One represents the financial position and results of operations of a new reporting entity and is not comparable to prior periods presented by the Predecessor Company. The financial statements for periods ended prior to the Fresh Start Reporting Date do not include the effect of any changes in our capital structure or changes in the fair value of assets and liabilities as a result of fresh start accounting. As a result of the deferral and amortization method of revenue recognition, recognized advertising revenues reflect the amortization of advertising sales consummated in prior periods as well as in the current period. The adoption of fresh start accounting has a significant impact on the financial position and results of operations of the Company subsequent to the Fresh Start Reporting Date. Fresh start accounting precludes us from recognizing deferred revenue of $290.9 million and $546.0 million and certain deferred expenses of $62.3 million and $119.2 million during the three and five months ended June 30, 2010 associated with directories that published prior to the Fresh Start Reporting Date. Thus, our reported results for the three and five months ended June 30, 2010 are not indicative of our underlying operating and financial performance and are not comparable to any prior period presentation. Accordingly, management has provided a non-GAAP presentation of “Adjusted" and "Combined Adjusted" results for the three and six months ended June 30 2010 respectively on Schedules 3 and 4 30, 2010, respectively, 4. Management believes that these non-GAAP financial measures are important indicators of our operations because they exclude items that may not be indicative of, or related to, our core operating results, and provide a better baseline for analyzing our underlying business. Adjusted results adjusts GAAP results of the Company for the three months ended June 30, 2010 to (i) eliminate the fresh start accounting impact on revenue and certain related expenses noted above and (ii) exclude cost-uplift recorded under fresh start accounting of $3.3 million and $5.1 million for the three and five months ended June 30, 2010. Combined Adjusted results (1) combines GAAP results of the Company for the five , j ) p y months ended June 30, 2010 and GAAP results of the Predecessor Company for the one month ended January 31, 2010 and (2) adjusts these combined amounts to (i) eliminate the fresh start accounting impact on revenue and certain related expenses noted above and (ii) exclude costuplift recorded under fresh start accounting. Deferred directory costs, such as print, paper, distribution and commissions, relate to directories that have not yet been published and have been recorded at fair value, determined as (a) the estimated billable value of the published directory less (b) the expected costs to complete the directory, plus (c) a normal profit margin. This incremental fresh start accounting adjustment to step up the recorded value of the deferred directory costs to fair value is hereby referred to as “cost-uplift.” 12

GAAP Reconciliations – Fresh Start And Other Adjustments cont’d) Cost-uplift will be amortized over the terms of the applicable directories, not to exceed twelve months. Management believes that the non-GAAP presentation of Adjusted and Combined Adjusted results will help financial statement users better understand the material impact fresh start (cont d) accounting has on the Company’s results of operations for the three and five months ended June 30, 2010 and also offers a non-GAAP normalized comparison to GAAP results of the Predecessor Company for the three and six months ended June 30, 2009. The non-GAAP Adjusted and Combined Adjusted results are reconciled to the most comparable GAAP measures. While the non-GAAP Adjusted and Combined Adjusted results exclude the effects of fresh start accounting and certain other items, such as goodwill and intangible asset impairment charges, it must be noted that the non-GAAP Adjusted and Combined Adjusted results are not strictly comparable to the Predecessor Company’s GAAP results for the three and six months ended June 30, 2009 and should not be treated as such. We strongly encourage investors and stockholders to review our financial statements and publicly filed reports in their entirety and not rely on any single financial measure. 13

GAAP Reconciliations – 2Q10 Adjusted Revenue & 1Q10 Combined Adjusted Revenue $ millions Successor Company Fresh Start Adjusted Predecessor Company Three Months Ended and Other Three Months Ended Three Months Ended June 30, 2010 Adjustments June 30, 2010 June 30, 2009 Net revenue (1) 160.9 $ 290.9 $ 451.8 $ 565.6 $ Expenses 185.1 59.0 244.1 279.4 Depreciation and amortization 59.6 - 59.6 142.3 Impairment charges (2) 769.7 (769.7) - - Operating income (loss) (853.5) $ 1,001.6 $ 148.1 $ 143.9 $ Successor Company Predecessor Company Combined Adjusted Two Months Ended One Month Ended Fresh Start Three Months Ended March 31, 2010 January 31, 2010 Adjustments March 31, 2010 Net revenue 53.1 $ 160.4 $ 255.1 $ 468.6 $ Expenses 109.1 76.1 55.0 240.2 39 4 20 2 59 6 Depreciation and amortization 39.4 20.2 - 59.6 Operating income (loss) (95.4) $ 64.1 $ 200.1 $ 168.8 $ 14 Note: These schedules are preliminary and subject to change pending the Company's filing of its Form 10-Q. Please see accompanying endnotes

GAAP Reconciliations – 2Q10 & 2Q09 Adjusted EBITDA And 1Q10 Combined Adjusted EBITDA EBITDA, Adjusted EBITDA and Combined Adjusted EBITDA are not measurements of operating performance computed in accordance with GAAP and should substitute for net income may not be considered as a (loss) prepared in conformity with GAAP. In addition, EBITDA not be comparable to similarly titled measures of other companies. Management believes that these non-GAAP financial measures are important indicators of our operations because they exclude items that may not be indicative of, or related to, our core operating results, and provide a better baseline for anlayzing our underlying business. Adjusted EBITDA of the Successor Company for the three and five months ended June 30, 2010 is determined by adjusting EBITDA to (i) eliminate the fresh start accounting impact on revenue and certain expenses (ii) exclude the impact of cost-uplift recorded under fresh start accounting, (iii) exclude the goodwill and intangible asset impairment charges during the three months ended June 30, 2010 and for (iv) stock-based compensation expense and long-term incentive program. Adjusted EBITDA of the Predecessor Company for the one month ended January 31, 2010 is determined by adjusting EBITDA for (i) reorganization items, net and (ii) stock-based compensation expense and long-term incentive program. Adjusted EBITDA of the Predecessor Company for the three and six months ended June 30, 2009 is determined by adjusting EBITDA for items such as (i) stock-based compensation expense and long-term incentive program, (ii) restricted stock unit expense related to the Business.com Acquisition, (iii) restructuring costs, and (iv) reorganization items net adjusted EBITDA for the six months ended June 30 Company for items, net. Combined 30, 2010 combines the adjusted EBITDA of the Successor the five months ended June 30, 2010 and the Predecessor Company for the one month ended January 31, 2010. 15

GAAP Reconciliations – 2Q10 & 2Q09 Adjusted EBITDA And 1Q10 Combined Adjusted EBITDA (cont'd)

$ millions

Reconciliation of net loss - GAAP to EBITDA and Adjusted EBITDA	Successor Company Three Months Ended June 30, 2010	Predecessor Company Three Months Ended June 30, 2009
Net loss - GAAP	$ (769.9)	$ (75.5)
Less tax benefit	(157.0)	(12.9)
Plus interest expense, net	73.4	161.5
Plus depreciation and amortization	59.6	142.3
EBITDA	$ (793.9)	$ 215.4
Plus: Impairment charges [2]	769.7	-
Plus: Net revenue from advertising sales fulfilled prior to February 1, 2010, which would have been recognized during the three months ended June 30, 2010 absent our adoption of fresh start accounting required under GAAP.	290.9	-
Plus: Cost-uplift on unpublished sales contracts as of February 1, 2010.	3.3	-
Less: Certain deferred expenses for advertising sales fulfilled prior to February 1, 2010, which would have been recognized during the three months ended June 30, 2010 absent our adoption of fresh start accounting required under GAAP.	(62.3)	-
Plus: Stock-based compensation expense and long-term incentive program	4.3	4.6
Plus: Restricted stock unit expense related to the Business.com acquisition (for the three months ended June 30, 2009 only)	-	0.2
Plus: Restructuring costs (for the three months ended June 30, 2009 only)	-	2.0
Plus: Reorganization items, net [3] (for the three months ended June 30, 2009 only)	-	70.8
Adjusted EBITDA	$ 212.0	$ 293.0
Less: One-time curtailment gain related to retiree health care and life insurance benefits		(13.5)
Adjusted EBITDA (excluding one-time curtailment gain)		$ 279.5

Note: These schedules are preliminary and subject to change pending the Company's filing of its Form 10-Q. Please see accompanying endnotes

16

GAAP Reconciliations – 2Q10 & 2Q09 Adjusted EBITDA And 1Q10 Combined Adjusted EBITDA (cont’d) cont d) $ millions Successor Company Two Months Ended Reconciliation of operating income (loss) - GAAP to EBITDA, Adjusted EBITDA and Combined Adjusted EBITDA March 31, 2010 Successor Company Operating loss - GAAP (95.4) $ Plus depreciation and amortization 39.4 EBITDA (56.0) $ Plus: Net revenue from advertising sales fulfilled prior to February 1, 2010, which would have been recognized during the two months ended March 31, 2010 absent our adoption of fresh start accounting required under GAAP. 255.1 Plus: Cost-uplift on unpublished sales contracts as of February 1, 2010. 1.8 Less: Certain deferred expenses for advertising sales fulfilled prior to February 1, 2010, which would have been recognized during the two months ended March 31, 2010 absent our adoption of fresh start accounting required under GAAP. (56.8) Plus: Stock-based compensation expense and long-term incentive program 1.5 Adjusted EBITDA - Successor Company 145.6 $ One Month Ended Three Months Ended Predecessor Company January 31, 2010 March 31, 2009 Operating income - GAAP 64.1 $ 163.6 $ Plus depreciation and amortization 20.2 142.8 EBITDA 84.3 $ 306.4 $ Predecessor Company Stock-based compensation expense and long-term incentive program 1.1 4.0 Restricted stock unit expense related to the Business.com acquisition (three months ended March 31, 2009 only) - 0.2 Restructuring costs (three months ended March 31, 2009 only) - 9.1 Adjusted EBITDA - Predecessor Company 85.4 $ 319.7 $ Three Months Ended Combined Adjusted EBITDA March 31, 2010 17   Adjusted EBITDA - Successor Company 145.6 $ Adjusted EBITDA - Predecessor Company 85.4 Combined adjusted EBITDA 231.0 $ Note: These schedules are preliminary and subject to change pending the Company's filing of its Form 10-Q. Please see accompanying endnotes

GAAP Reconciliations – 2Q10 & 2Q09 Adjusted FCF And 1Q10 Combined Adjusted FCF $ millions Adjusted cash flow from operations, Adjusted free cash flow and Combined Adjusted free cash flow are not measurements of operating performance computed in accordance with GAAP and should not be considered as a substitute for cash flow from operations prepared in conformity with GAAP. In addition, Adjusted cash flow from operations, Adjusted free cash flow and Combined Adjusted free cash flow may not be comparable to similarly titled measures of other companies. Management believes that these adjusted cash flow measures provide investors and stockholders with a relevant measure of liquidity and a useful basis for assessing the Company's ability to fund its activities and obligations. Adjusted cash flow from operations of the Successor Company for the three and five months ended June 30, 2010 and Predecessor Company for the one month ended January 31, 2010 is determined by adjusting cash flow from operations - GAAP for cash reorganization payments. Adjusted cash flow from operations of the Predecessor Company for the three and six months ended June 30, 2010 is determined by adjusting cash flow from operations - GAAP for (i) cash reorganization payments, (ii) cash restructuring payments and (iii) cash restricted stock unit payments related to the Business.com Acquisition. Adjusted free cash flow is determined by subtracting additions to fixed assets and computer software - GAAP from Adjusted cash flow from operations. Combined Adjusted free cash flow for the six months ended June 30, 2010 combines the Adjusted free cash flow of the Successor Company for the five months ended June 30 2010 and the Predecessor Company for the one 30, month ended January 31, 2010. Reconciliation of cash flow from operations - GAAP to adjusted free cash flow Successor Company Predecessor Company Three Months Ended Three Months Ended June 30, 2010 June 30, 2009 Cash flow from operations - GAAP 134.8 $ 120.5 $ Add: Cash reorganization payments 14.2 44.7 Add: Cash restructuring payments (three months ended June 30, 2009 only) - 4.4 Add: Cash restricted stock unit payments related to the Business.com acquisition (three months ended June 30, 2009 only) - 0.2 Adjusted cash flow from operations 149.0 169.8 Less: Additions to fixed assets and computer software - GAAP 8.8 5.9 Adjusted free cash flow 140.2 $ 163.9 $ 18 Note: These schedules are preliminary and subject to change pending the Company's filing of its Form 10-Q. Please see accompanying endnotes

GAAP Reconciliations – 2Q10 & 2Q09 Adjusted FCF And 1Q10 Combined Adjusted FCF (cont’d) cont d) $ millions Reconciliation of cash flow from operations - GAAP to adjusted free cash flow and Successor Company combined adjusted free cash flow Two Months Ended March 31, 2010 Successor Company Cash flow from operations - GAAP 105.3 $ Add: Cash 8 8 reorganization payments 8.8 Adjusted cash flow from operations 114.1 Less: Additions to fixed assets and computer software - GAAP 6.4 Adjusted free cash flow - Successor Company 107.7 $ Predecessor Company One Month Ended Three Months Ended Predecessor Company January 31, 2010 March 31, 2009 Cash flow from operations - GAAP 71.7 $ 56.1 $ Add: Cash reorganization payments 3.5 - Add: Cash restructuring payments (three months ended March 31, 2009 only) - 13.9 Add: Cash restricted stock unit payments related to the Business.com acquisition (three months ended March 31, 2009 only) - 0.2 Adjusted cash flow from operations 75.2 70.2 Less: - GAAP 1 8 3 9 Additions to fixed assets and computer software 1.8 3.9 Adjusted free cash flow - Predecessor Company 73.4 $ 66.3 $ Combined Adjusted Free Cash Flow Three Months Ended March 31, 2010 Adjusted free cash flow - Successor Company 107.7 $ Adjusted free cash flow - Predecessor Company 73.4 19 Combined adjusted free cash flow 181.1 $ Note: These schedules are preliminary and subject to change pending the Company's filing of its Form 10-Q. Please see accompanying endnotes

Reconciliations – 2010 GAAP Outlook $ billions Full Year 2010 Outlook of adjusted net revenue to net revenue GAAP Reconciliation combined outlook - outlook Combined adjusted net revenue outlook 1.8 $ Less: Fresh start accounting revenue adjustments (1.0) Net revenue - GAAP outlook 0.8 $ Full Year 2010 Outlook Reconciliation of combined adjusted EBITDA outlook to operating income - GAAP outlook Combined adjusted EBITDA outlook 0.79 $ Less: combined depreciation and amortization (0.23) Combined adjusted operating income outlook 0.56 Less: Net revenue from advertising sales fulfilled prior to February 1, 2010, which would have been recognized during the period absent our adoption of fresh start accounting required under GAAP. (0.79) Plus: Certain deferred expenses from advertising sales fulfilled prior to February 1, 2010, which would have been recognized during the period absent our adoption of fresh start accounting required under GAAP, net of deferred cost uplift on unpublished sales contracts as of February 1, 2010. 0.16 Less: Stock-based compensation expense and long-term incentive program (0.01) Less: Predecessor Company operating income impact for the month of January 2010 (0.06) Operating income (loss) - GAAP outlook (0.14) $ Full Year 2010 Outlook Reconciliation of combined adjusted free cash flow outlook to free cash flow outlook and cash flow from operations outlook - GAAP Combined adjusted free cash flow outlook 0.51 $ Less: Predecessor Company free cash flow for the month of January 2010 (0.07) Less: Cash reorganization payments (0.03) 20 Note: These schedules are preliminary and subject to change pending the Company's filing of its Form 10-Q. Please see accompanying endnotes Free cash flow outlook 0.41 Plus: Additions to fixed assets and computer software 0.04 Cash flow from operations outlook - GAAP 0.45 $

Reconciliations – Net GAAP Debt $ millions Reconciliation of debt - GAAP to net debt and net debt - eliminating fair value discount (4) (5) Successor Company June 30, 2010 Debt - GAAP 2,975.0 $ Less: Cash and cash equivalents (121.8) Net 2 853 2 debt 2,853.2 Fair value discount 106.4 Net debt - eliminating fair value discount 2,959.6 $ 21

Endnotes 1) Our advertising revenues are earned primarily from the sale of advertising in yellow pages directories that we publish. Revenue from the over life of a sale of such advertising is deferred when a directory is published, net of estimated sales claims, and recognized ratably the directory, which is typically 12 months. Advertising revenues also include revenues for Internet-based advertising products, including our proprietary local search site DexKnows.com and DexNet. Revenues with respect to our Internet-based advertising products that are sold with print advertising are initially deferred until the service is delivered or fulfilled and recognized ratably over the life of the contract. Revenues with respect to Internet-based services that are not sold with print advertising are recognized as delivered or fulfilled. 2) Based upon the decline in the trading value of our debt and equity securities during the three months ended June 30, 2010 and the retirement of our Chairman and Chief Executive Officer on May 28, 2010, among others, the Company concluded that there were indicators of impairment during the three months ended June 30, 2010. As a result of identifying indicators of impairment, we performed impairment tests as of June 30, 2010 of our goodwill, definite-lived intangible assets and other long-lived assets in accordance with Accounting Standards Codification ("ASC") 350, Intangibles – Goodwill and Other and ASC 360, Property, Plant and Equipment. The testing results of definite-lived intangible long-lived 17 3 our assets and other assets resulted in an impairment charge of $17.3 million during the three months ended June 30, 2010 associated with trade names and trademarks, technology, local customer relationships and other from our Business.com reporting unit. The testing results of our goodwill resulted in an impairment charge of $752.3 million during the three months ended June 30, 2010, which has been recorded in each of our reporting units. The Company has excluded the goodwill and intangible asset impairment charges from Adjusted Results for the three months ended June 30, 2010 and Combined Adjusted Results for the six months ended June 30, 2010. 22 Note: These schedules are preliminary and subject to change pending the Company's filing of its Form 10-Q

Endnotes (cont’d) cont d) 3) Reorganization items directly associated with the process of reorganizing the business under Chapter 11 of the Bankruptcy Code have statements of operations. Company has been recorded on a separate line item on the unaudited condensed consolidated The Predecessor recorded $7.8 billion of reorganization items during the one month ended January 31, 2010 associated with the gain on reorganization/settlement of liabilities subject to compromise and the impact of fresh start accounting adjustments. The Predecessor Company has recorded $70.8 million of reorganization items during the three and six months ended June 30, 2009 associated with professional fees, the write-off of unamortized deferred financing costs, net premiums / discounts and fair value adjustments due to purchase accounting associated with long-term debt classified as liabilities subject to compromise, and rejected leases. Additionally, liabilities are segregated between liabilities not subject to compromise and liabilities subject to compromise on the unaudited condensed consolidated balance sheet at December 31, 2009. The Predecessor Company's senior notes, senior discount notes and senior subordinated notes have been classified as liabilities subject to compromise at December 31, 2009 and the Predecessor Company's credit facilities have been excluded from liabilities subject to compromise at December 31, 2009. 4) In with accounting adjustment fair value conjunction our adoption of fresh start accounting, an was established to record our outstanding debt at on the Fresh Start Reporting Date. The Company was required to record our amended and restated credit facilities at a discount as a result of their fair value on the Fresh Start Reporting Date. Therefore, the carrying amount of these debt obligations is lower than the principal amount due at maturity. This fair value adjustment is amortized as an increase to interest expense over the remaining term of the respective debt agreements and does not impact future scheduled interest or principal payments. The unamortized fair value adjustment resulting from fresh start accounting was $106.4 million at June 30, 2010. 5) Net debt represents total debt less cash and cash equivalents on the respective date. Net debt – eliminating fair value discount eliminates the fair value discount as a result of fresh start accounting described in Note 4 and represents principal amounts due at maturity. Net debt as of December 31, 2009 excludes $6.1 billion of long-term debt classified as liabilities subject to compromise on the audited selected balance sheet data. 23 Note: These schedules are preliminary and subject to change pending the Company's filing of its Form 10-Q